UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 22, 2021

Benchmark 2021-B31 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001894714)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

German American Capital Corporation

(Central Index Key number: 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-228597-10	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street New York, New York		10013
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On December 22, 2021 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2021 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of the Benchmark 2021-B31 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2021-B31 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class S Certificates and (iv) the Class VRR Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $1,261,863,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), J.P. Morgan Securities LLC (“JPMS”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together with CGMI, DBSI, GS&Co., JPMS and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of December 8, 2021 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, DBSI, GS&Co. and JPMS are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated December 3, 2021, and by the Prospectus, dated December 8, 2021 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $159,954,655 were sold to CGMI, DBSI, GS&Co., JPMS, Academy and Drexel (together with CGMI, DBSI, GS&Co., JPMS and Academy, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of December 8, 2021, between the Depositor and the Initial Purchasers. The Private Certificates and the Class S Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2021-B31 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 57 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2021 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) German American Capital Corporation (“GACC”),

pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2021 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iii) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2021 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iv) JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2021 (the “JPMCB Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement and the GSMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JPMCB. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Loan Combination as described in the Prospectus. Each Loan Combination is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Loan Combination, the terms of which are described under “Description of the Mortgage Pool—The Loan Combinations” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Loan Combinations will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Loan Combinations under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Loan Combination (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
CX – 350 & 450 Water Street	4.6	4.2
Novo Nordisk HQ	4.7
One Memorial Drive	4.8	4.3
La Encantada	4.9
TLR Portfolio	4.10
The Eddy	4.11
Charcuterie Artisans SLB	4.12
Nyberg Portfolio	4.13
Sara Lee Portfolio	4.14
The Veranda	4.15	4.4
Plaza La Cienega	4.16	4.5
Audubon Crossings & Commons	4.17	4.4

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CREFI, GSMC, JPMCB and GACC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $1,496,650,164, were approximately $1,543,282,257.  Of the expenses paid by the Depositor, approximately $189,853 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,939,309 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated December 8, 2021. The related registration statement (file no. 333-228597) was originally declared effective on February 15, 2019. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

CREFI, in its capacity as “retaining sponsor”, is satisfying its credit risk retention obligation under Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”) in connection with securitization of the Mortgage Loans referred to above by the acquisition from the Depositor, on the Closing Date in transactions exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, of portions of a “single vertical security” (as defined in Regulation RR) that is an “eligible vertical interest” (as defined in Regulation RR) in the

Issuing Entity, with an aggregate initial principal balance of approximately $74,832,509 as of the Closing Date, consisting of the Class VRR Certificates acquired by CREFI and Deutsche Bank AG, New York Branch (“DBNY”) as described below (collectively, the “Combined VRR Interest”). The Combined VRR Interest represents at least 5.0% of the sum of the initial certificate balance of all of the Certificates as of the Closing Date. The Combined VRR Interest will entitle each holder thereof to a specified percentage of the amounts paid on each other class of ABS interests in the Issuing Entity. On the Closing Date, pursuant to the GACC Mortgage Loan Purchase Agreement, DBNY (a “majority-owned affiliate” (as defined in Regulation RR) of DBR Investments Co. Limited (“DBRI”), an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 31.7% of the aggregate Cut-Off Date Balance of all the Mortgage Loans acquired from the Depositor, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, $23,740,811 of the Combined VRR Interest in the form of a portion of the Class VRR Certificates, in exchange for a reduction in the price that DBRI received for its sale (through GACC) to the Depositor of the Mortgage Loans and/or portions thereof originated by DBRI that it transferred (through GACC) to the Depositor. On the Closing Date, pursuant to the CREFI Mortgage Loan Purchase Agreement, CREFI received, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, as partial consideration for the Mortgage Loans and/or portions thereof that CREFI transferred to the Depositor, $51,091,698 of the Combined VRR Interest in the form of Class VRR Certificates.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 1	Underwriting Agreement

Exhibit 4.1	Pooling and Servicing Agreement

Exhibit 4.2	CAMB 2021-CX2 TSA

Exhibit 4.3	JPMCC 2021-1MEM TSA

Exhibit 4.4	Benchmark 2021-B30 PSA

Exhibit 4.5	3650R 2021-PF1 PSA

Exhibit 4.6	CX – 350 & 450 Water Street Co-Lender Agreement

Exhibit 4.7	Novo Nordisk HQ Co-Lender Agreement

Exhibit 4.8	One Memorial Drive Co-Lender Agreement

Exhibit 4.9	La Encantada Co-Lender Agreement

Exhibit 4.10	TLR Portfolio Co-Lender Agreement

Exhibit 4.11	The Eddy Co-Lender Agreement

Exhibit 4.12	Charcuterie Artisans SLB Co-Lender Agreement

Exhibit 4.13	Nyberg Portfolio Co-Lender Agreement

Exhibit 4.14	Sara Lee Portfolio Co-Lender Agreement

Exhibit 4.15	The Veranda Co-Lender Agreement

Exhibit 4.16	Plaza La Cienega Co-Lender Agreement

Exhibit 4.17	Audubon Crossings & Commons Co-Lender Agreement

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 22, 2021

Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 22, 2021(included as part of Exhibit 5)

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 22, 2021(included as part of Exhibit 5)

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 8, 2021, which such certification is dated December 8, 2021

Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement

Exhibit 99.2	GACC Mortgage Loan Purchase Agreement

Exhibit 99.3	GSMC Mortgage Loan Purchase Agreement

Exhibit 99.4	JPMCB Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 22, 2021	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

Benchmark 2021-B31 – Form 8-K (Closing)